Exhibit (g)(iii)(a)

Amendment

To

Global Custodial Services Agreement

This Amendment to Global Custodial Services Agreement (the "Amendment"), dated as of February 23, 2026 (the "Effective Date"), is being entered into by and between Citibank, N.A. ("Custodian") and each of Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Investments (collectively, the "Investment Companies"), each on its own behalf and on behalf of its Portfolios listed on Schedule I to the Agreement (as defined below).

Background

Custodian and the Investment Companies previously entered into the Global Custodial Services Agreement dated as of February 2, 2022 (the "Agreement"). The parties intend that the Agreement be amended as provided in this Amendment.

Terms

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree to the sentences set forth above and as follows:

1.               Amendment of the Agreement. The Agreement is hereby amended by deleting in their entirety Schedules I and II to the Agreement and replacing them with the Schedules I and II attached hereto.

2.               Remainder of Agreement. Except as specifically modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

3.               General. The Agreement, as modified by this Amendment, shall remain in full force and effect until terminated and reflects the entire agreement between the parties regarding the subject matter hereof. To the extent that any provisions of this Amendment are inconsistent with the terms of the Agreement, the terms of this Amendment shall govern solely with regard to the subject of the inconsistency. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document.

[Remainder Of Page Intentionally Blank - Signatures Appear On Following Page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the Effective Date by its duly authorized representative indicated below.

Citibank, N.A.		Schwab Annuity Portfolios
Schwab Capital Trust
By:	/s/ Christopher Ravn	Schwab Investments

Name:	Christopher Ravn
Each on its own behalf and on behalf of its
Title:	CBNA VP	Portfolios, each in its individual and
separate capacity

By:	/s/ Omar Aguilar

Name:	Omar Aguilar

Title:	President and Chief Executive Officer

Schedule I

List of Funds

SCHWAB CAPITAL TRUST

Schwab Dividend Equity Fund

Schwab Health Care Fund

Schwab Large-Cap Growth Fund

Schwab Small-Cap Equity Fund

Schwab Fundamental Emerging Markets Large Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Fundamental Global Real Estate Index Fund

Schwab International Index Fund

Schwab S&P 500 Index Fund

Schwab Small-Cap Index Fund

Schwab Total Stock Market Index Fund

Schwab MarketTrack All Equity Portfolio

Schwab MarketTrack Balanced Portfolio

Schwab MarketTrack Conservative Portfolio

Schwab MarketTrack Growth Portfolio

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Target 2060 Fund

Schwab Target 2065 Fund

Schwab Target 2070 Fund

Schwab Target 2010 Index Fund

Schwab Target 2015 Index Fund

Schwab Target 2020 Index Fund

Schwab Target 2025 Index Fund

Schwab Target 2030 Index Fund

Schwab Target 2035 Index Fund

Schwab Target 2040 Index Fund

Schwab Target 2045 Index Fund

Schwab Target 2050 Index Fund

Schwab Target 2055 Index Fund

Schwab Target 2060 Index Fund

Schwab Target 2065 Index Fund

Schwab Target 2070 Index Fund

SCHWAB ANNUITY PORTFOLIOS

Schwab S&P 500 Index Portfolio

Schwab VIT Balanced Portfolio

Schwab VIT Balanced with Growth Portfolio

Schwab VIT Growth Portfolio

SCHWAB INVESTMENTS

Schwab Global Real Estate Fund

SCHEDULE II

Funds of Funds

SCHWAB CAPITAL TRUST

Schwab MarketTrack All Equity Portfolio

Schwab MarketTrack Balanced Portfolio

Schwab MarketTrack Conservative Portfolio

Schwab MarketTrack Growth Portfolio

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Target 2060 Fund

Schwab Target 2065 Fund

Schwab Target 2070 Fund

Schwab Target 2010 Index Fund

Schwab Target 2015 Index Fund

Schwab Target 2020 Index Fund

Schwab Target 2025 Index Fund

Schwab Target 2030 Index Fund

Schwab Target 2035 Index Fund

Schwab Target 2040 Index Fund

Schwab Target 2045 Index Fund

Schwab Target 2050 Index Fund

Schwab Target 2055 Index Fund

Schwab Target 2060 Index Fund

Schwab Target 2065 Index Fund

Schwab Target 2070 Index Fund

SCHWAB ANNUITY PORTFOLIOS

Schwab VIT Balanced Portfolio

Schwab VIT Balanced with Growth Portfolio

Schwab VIT Growth Portfolio